AMENDMENT NO. 4 TO ESCROW AGREEMENT


                  THIS AMENDMENT NO. 4 to the Escrow Agreement is made as of the 13th day of March, 2003 (as supplemented or modified from time to time, this "Agreement") by and among AJG Financial Services, Inc., through its Vice-President, General Counsel as agent (the "Major Shareholder Agent") for Bernard
J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund (by itself and as successor to Environmental Opportunities Fund Cayman), Fredric Rose, M&R Associates, Martin F. Laughlin, Richard C. Augustine and Michael J. Carolan (each, an "Initial Major Shareholder") and for Stephen Rosenberg, U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and US Energy Biogas Corp. (formerly known as Zahren Alternative Power Corporation), as the successor to USE Acquisition Corp. a Delaware corporation (the "Sub" and together with USE, the "USE Parties"), Cinergy Energy Solutions, Inc., a Delaware corporation ("CES" and together with the USE Parties, the "Beneficiaries"), and Tannenbaum Helpern Syracuse & Hirschtritt LLP having an office at 900 Third Ave., New York, New York, 10022 (the "Escrow Agent"). Unless indicated otherwise, capitalized terms shall have the same meanings herein as they have in the Escrow Agreement (as defined below).


                              W I T N E S S E T H:

                  WHEREAS, the parties hereto and the Initial Major Shareholders have previously entered into that certain Escrow Agreement dated as of November 28, 2000 (as amended by Amendment No. 1 dated as of May 11, 2001, Amendment No. 2 dated as of November 1, 2002, and Amendment No. 3 dated as of February 10, 2003, the "Escrow Agreement");



                  WHEREAS, the parties hereto now wish to amend the Escrow Agreement;

                  NOW, THEREFORE, in consideration of $10.00 and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                1. The last sentence of Section 3(d) of the Escrow Agreement is hereby amended by deleting the existing sentence in its entirety and inserting in its place the following sentence:


                      The "Release Date" shall be April 15, 2003.

                2. Except as amended hereby, the Escrow Agreement is hereby ratified and confirmed and, as so amended, remains in full force and effect on the date hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be Executed as of the date first written above.


                                MAJOR SHAREHOLDER AGENT:
                                AJG FINANCIAL SERVICES, INC.



                                By:/s/ John C. Rosengren
                                       -----------------
                                Name:  John C. Rosengren
                                Title: Vice President and General Manager


                                CINERGY ENERGY SOLUTIONS, INC.:

                                 By: /s/ Donna Robichaud
                                         ---------------
                                  Name:  Donna Robichaud
                                         Title: Vice President



                                U.S. ENERGY SYSTEMS, INC.:


                                By: /s/ Goran Mornhed
                                        -------------
                                  Name: Goran Mornhed
                                 Title: Chief Executive Officer


                                US ENERGY BIOGAS CORP:


                                By:/s/ Goran Mornhed
                                       -------------
                                 Name: Goran Mornhed
                                 Title: Chief Executive Officer

                                   ESCROW AGENT:

                                   TANNENBAUM HELPERN SYRACUSE & HIRSCHTRITT LLP

                                    By: /s/ Stephen Rosenberg
                                            -----------------
                                            Stephen Rosenberg
                                            A Member of the Firm